UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22491

Legg Mason BW Global Income Opportunities Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2012

ITEM 1.                                                     SCHEDULE OF INVESTMENTS.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

FORM N-Q

JULY 31, 2012

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS — 56.2%
Brazil — 10.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	43,100,000	BRL	$21,784,682	(a)
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	44,600,000	BRL	22,405,645	(a)
Total Brazil					44,190,327
Hungary — 7.6%
Hungary Government Bond, Bonds	5.500%	2/12/16	154,600,000	HUF	642,450
Hungary Government Bond, Bonds	6.750%	11/24/17	920,000,000	HUF	3,920,102
Hungary Government Bond, Bonds	7.500%	11/12/20	5,285,000,000	HUF	23,311,014
Hungary Government Bond, Bonds	7.000%	6/24/22	1,072,000,000	HUF	4,566,919
Total Hungary					32,440,485
Ireland — 0.9%
Republic of Ireland	5.000%	10/18/20	3,365,000	EUR	3,902,435
Mexico — 20.6%
Mexican Bonos, Bonds	7.000%	6/19/14	35,580,000	MXN	2,801,789
Mexican Bonos, Bonds	8.500%	5/31/29	372,100,000	MXN	35,600,864	(a)
Mexican Bonos, Bonds	8.500%	11/18/38	517,979,500	MXN	49,361,029	(a)
Total Mexico					87,763,682
Poland — 8.6%
Republic of Poland, Bonds	5.250%	10/25/20	58,290,000	PLN	18,049,303	(a)
Republic of Poland, Bonds	5.750%	9/23/22	57,930,000	PLN	18,498,516	(a)
Total Poland					36,547,819
South Africa — 8.1%
Republic of South Africa, Bonds	6.500%	2/28/41	340,500,000	ZAR	34,237,005	(a)
TOTAL SOVEREIGN BONDS (Cost — $230,908,707)					239,081,753
COLLATERALIZED MORTGAGE OBLIGATIONS — 25.8%
ARM Trust, 2004-5 4A1	5.151%	4/25/35	2,535,346		2,492,883	(b)
Bear Stearns ARM Trust, 2004-3 4A	4.756%	7/25/34	17,344,794		17,187,893	(b)
Countrywide Alternative Loan Trust, 2005-06CB 1A4	5.500%	4/25/35	19,655,207		17,913,058
Countrywide Alternative Loan Trust, 2005-23CB A15	5.500%	7/25/35	8,141,610		7,406,679
Countrywide Alternative Loan Trust, 2005-J14 A8	5.500%	12/25/35	3,487,560		2,767,850
Countrywide Home Loans, 2004-6 1A2	2.991%	5/25/34	4,519,615		4,132,044	(b)
Countrywide Home Loans, 2005-23 A1	5.500%	11/25/35	7,337,534		6,762,521
GMAC Mortgage Corp. Loan Trust, 2005-AR1 5A	5.238%	3/18/35	4,910,668		4,761,686	(b)
Government National Mortgage Association (GNMA), 2011-3 SG, IO	6.303%	1/20/41	9,216,874		1,763,155	(b)
GSR Mortgage Loan Trust, 2005-1F 2A3	6.000%	2/25/35	139,629		136,548
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.587%	6/20/35	2,446,659		2,068,838	(b)
Morgan Stanley Reremic Trust, 2009-R2 1A1A	6.000%	4/26/36	12,050,136		12,303,454	(c)
Provident Funding Mortgage Loan Trust, 2005-1 2A2	2.816%	5/25/35	1,229,060		1,033,834	(b)
Provident Funding Mortgage Loan Trust, 2005-2 1A1A	2.980%	10/25/35	1,359,862		1,220,756	(b)
Structured Asset Securities Corp., 2005-14 4A1	5.750%	7/25/35	6,549,925		6,317,825
Structured Asset Securities Corp., 2005-15 2A7	5.500%	8/25/35	4,150,000		3,742,383
Thornburg Mortgage Securities Trust, 2003-2 M1	1.371%	4/25/43	230,587		194,940	(b)
Thornburg Mortgage Securities Trust, 2004-4 5A	4.815%	12/25/44	4,106,328		3,943,836	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 3A1	5.315%	2/25/37	3,975,298		3,555,834	(b)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR1 2A1	2.610%	2/25/35	2,198,885		2,039,488	(b)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR2 2A2	2.614%	3/25/35	1,190,881		1,137,652	(b)

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Wells Fargo Mortgage Backed Securities Trust, 2006-AR14 1A6	5.661%	10/25/36	4,987,601		$4,840,901	(b)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR4 2A1	5.610%	4/25/36	2,116,727		2,033,836	(b)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $107,564,278)					109,757,894
CORPORATE BONDS & NOTES — 45.0%
CONSUMER DISCRETIONARY — 6.7%
Auto Components — 0.7%
Goodyear Dunlop Tires Europe BV, Senior Notes	6.750%	4/15/19	600,000	EUR	764,078	(c)
Goodyear Tire & Rubber Co., Senior Notes	7.000%	5/15/22	640,000		656,800
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Notes	8.000%	1/15/18	1,500,000		1,601,250
Total Auto Components					3,022,128
Automobiles — 0.2%
Jaguar Land Rover PLC, Senior Bonds	8.125%	5/15/18	500,000	GBP	813,714	(c)
Diversified Consumer Services — 0.2%
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	900,000		891,000
Hotels, Restaurants & Leisure — 0.8%
Arcos Dorados Holdings Inc., Senior Notes	10.250%	7/13/16	1,235,000	BRL	639,588	(c)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	350,000		370,125	(c)
Marina District Finance Co. Inc., Senior Secured Notes	9.875%	8/15/18	600,000		564,000
Penn National Gaming Inc., Senior Notes	8.750%	8/15/19	950,000		1,055,688
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	675,000		707,906	(c)
Total Hotels, Restaurants & Leisure					3,337,307
Media — 4.4%
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	1,250,000		1,390,625
Cyfrowy Polsat Finance AB, Senior Secured Bonds	7.125%	5/20/18	710,000	EUR	928,183	(c)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	600,000		659,250
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	400,000		354,000	(c)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	11,125,000		15,233,652	(a)
Total Media					18,565,710
Multiline Retail — 0.1%
House of Fraser Funding PLC, Senior Secured Notes	8.875%	8/15/18	450,000	GBP	638,507	(c)
Specialty Retail — 0.3%
Edcon Proprietary Ltd., Secured Notes	3.912%	6/15/14	1,000,000	EUR	1,125,816	(b)(c)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	325,000		309,562	(c)
Total Specialty Retail					1,435,378
TOTAL CONSUMER DISCRETIONARY					28,703,744
CONSUMER STAPLES — 0.5%
Food Products — 0.4%
Agrokor DD, Senior Bonds	9.875%	5/1/19	600,000	EUR	763,155	(c)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	350,000	GBP	569,326	(c)
JBS USA LLC/JBS USA Finance Inc., Senior Notes	8.250%	2/1/20	555,000		554,279	(c)
Total Food Products					1,886,760
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	440,000		448,800
TOTAL CONSUMER STAPLES					2,335,560
ENERGY — 4.6%
Energy Equipment & Services — 3.2%
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	600,000		604,500

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Energy Equipment & Services — continued
Transocean Inc., Senior Notes	6.800%	3/15/38	10,715,000		$13,311,662	(a)
Total Energy Equipment & Services					13,916,162
Oil, Gas & Consumable Fuels — 1.4%
Bill Barrett Corp., Senior Notes	7.000%	10/15/22	1,080,000		1,063,800
Chesapeake Energy Corp., Senior Bonds	6.250%	1/15/17	200,000	EUR	239,928
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,000,000		995,000
Connacher Oil and Gas Ltd., Secured Notes	8.500%	8/1/19	500,000		438,750	(c)
Energy XXI Gulf Coast Inc., Senior Notes	7.750%	6/15/19	600,000		633,000
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	5/15/19	1,000,000		1,002,500	(c)
MOL Hungarian Oil and Gas PLC, Senior Notes	5.875%	4/20/17	320,000	EUR	382,881
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	1,000,000		1,075,000
Total Oil, Gas & Consumable Fuels					5,830,859
TOTAL ENERGY					19,747,021
FINANCIALS — 20.2%
Capital Markets — 12.9%
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	4,710,000		4,966,850	(a)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	13,045,000		13,453,061	(a)
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	12,600,000		15,482,351	(a)
Morgan Stanley, Senior Notes	5.625%	9/23/19	20,555,000		20,806,244	(a)
Total Capital Markets					54,708,506
Diversified Financial Services — 3.8%
Bank of America Corp., Senior Notes	6.500%	8/1/16	6,000,000		6,779,670	(a)
Citigroup Inc., Senior Notes	8.125%	7/15/39	5,330,000		7,651,998	(a)
EC Finance PLC, Senior Secured Bonds	9.750%	8/1/17	250,000	EUR	312,214	(c)
Speedy Cash Inc., Senior Secured Notes	10.750%	5/15/18	1,250,000		1,318,750	(c)
Total Diversified Financial Services					16,062,632
Insurance — 3.5%
Hartford Financial Services Group Inc., Senior Notes	6.625%	4/15/42	13,585,000		15,068,509	(a)
TOTAL FINANCIALS					85,839,647
HEALTH CARE — 3.7%
Biotechnology — 2.4%
Amgen Inc., Senior Notes	5.150%	11/15/41	9,195,000		10,217,907
Health Care Providers & Services — 1.0%
DaVita Inc.	6.375%	11/1/18	600,000		639,000
DJO Finance LLC/DJO Finance Corp., Senior Notes	7.750%	4/15/18	600,000		511,500
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	600,000		643,500	(c)
HCA Inc., Senior Notes	7.500%	2/15/22	700,000		789,250
LifePoint Hospitals Inc., Senior Notes	6.625%	10/1/20	600,000		647,625
Vanguard Health Holdings Co., II LLC/Vanguard Holding Co., II Inc., Senior Notes	7.750%	2/1/19	885,000		924,825
Total Health Care Providers & Services					4,155,700
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International, Senior Notes	6.750%	8/15/21	600,000		610,500	(c)
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, Senior Notes	7.750%	9/15/18	600,000		651,750
Total Pharmaceuticals					1,262,250
TOTAL HEALTH CARE					15,635,857
INDUSTRIALS — 1.7%
Airlines — 0.9%
Air Canada, Senior Secured Notes	9.250%	8/1/15	1,510,000		1,521,325	(c)

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Airlines — continued
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	1,445,000	GBP	$2,340,080
Total Airlines					3,861,405
Building Products — 0.1%
USG Corp., Senior Notes	7.875%	3/30/20	400,000		427,500	(c)
Commercial Services & Supplies — 0.6%
ALBA Group PLC & Co. KG, Senior Notes	8.000%	5/15/18	450,000	EUR	575,827	(c)
Iron Mountain Inc., Senior Bonds	8.375%	8/15/21	1,500,000		1,668,750
Iron Mountain Inc., Senior Notes	7.750%	10/1/19	200,000		223,000
Total Commercial Services & Supplies					2,467,577
Transportation — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	420,000	CHF	459,234	(c)
TOTAL INDUSTRIALS					7,215,716
INFORMATION TECHNOLOGY — 0.4%
Communications Equipment — 0.1%
ViaSat Inc., Senior Notes	6.875%	6/15/20	350,000		363,125	(c)
Electronic Equipment, Instruments & Components — 0.1%
MMI International Ltd., Senior Secured Notes	8.000%	3/1/17	500,000		522,500	(c)
Internet Software & Services — 0.2%
eAccess Ltd., Senior Notes	8.375%	4/1/18	400,000	EUR	433,101	(c)
Equinix Inc., Senior Notes	7.000%	7/15/21	300,000		334,875
Total Internet Software & Services					767,976
TOTAL INFORMATION TECHNOLOGY					1,653,601
MATERIALS — 2.1%
Chemicals — 0.1%
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	600,000		636,000	(a)(c)
Containers & Packaging — 0.8%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	7.375%	10/15/17	975,000	EUR	1,265,620	(c)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes	7.125%	4/15/19	1,250,000		1,334,375
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	615,000		651,900	(c)
Total Containers & Packaging					3,251,895
Metals & Mining — 1.2%
ArcelorMittal, Senior Notes	6.500%	2/25/22	5,000,000		5,019,370
TOTAL MATERIALS					8,907,265
TELECOMMUNICATION SERVICES — 4.5%
Diversified Telecommunication Services — 1.5%
Digicel Ltd., Senior Notes	8.250%	9/1/17	1,500,000		1,586,250	(c)
Eileme 2 AB, Senior Notes	11.750%	1/31/20	960,000	EUR	1,252,055	(c)
Matterhorn Mobile SA, Senior Notes	6.750%	5/15/19	370,000	CHF	398,405	(c)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	1,250,000		1,340,625	(c)
Satmex Escrow SA de CV, Secured Senior Notes	9.500%	5/15/17	350,000		370,125
Satmex Escrow SA de CV, Senior Secured Notes	9.500%	5/15/17	150,000		158,625	(c)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	430,000	EUR	566,107	(c)
Wind Acquisition Finance SA, Senior Secured Notes	7.375%	2/15/18	350,000	EUR	375,733	(c)
Wind Acquisition Finance SA, Senior Secured Notes	7.375%	2/15/18	150,000	EUR	162,874	(c)
Total Diversified Telecommunication Services					6,210,799
Wireless Telecommunication Services — 3.0%
Oi S.A., Senior Notes	5.750%	2/10/22	12,415,000		12,787,450	(a)(c)
TOTAL TELECOMMUNICATION SERVICES					18,998,249

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
UTILITIES — 0.6%
Gas Utilities — 0.2%
AmeriGas Finance LLC/AmeriGas Finance Corp., Senior Notes	6.750%	5/20/20	1,000,000	$1,060,000
Independent Power Producers & Energy Traders — 0.4%
AES Corp., Senior Notes	7.375%	7/1/21	1,100,000	1,263,625	(c)
Mirant Americas Generation LLC, Senior Notes	8.500%	10/1/21	360,000	376,200
Total Independent Power Producers & Energy Traders				1,639,825
TOTAL UTILITIES				2,699,825
TOTAL CORPORATE BONDS & NOTES (Cost — $183,006,740)				191,736,485
MUNICIPAL BONDS — 1.5%
Georgia — 1.5%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	4,285,000	5,166,381	(a)
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	1,035,000	1,228,742	(a)
TOTAL MUNICIPAL BONDS (Cost — $6,064,459)				6,395,123
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $527,544,184)				546,971,255
SHORT-TERM INVESTMENTS — 0.3%
Repurchase Agreements — 0.3%
State Street Bank & Trust Co. repurchase agreement dated 7/31/12; Proceeds at maturity - $1,464,000; (Fully collateralized by U.S. government agency obligations, 4.000% due 9/25/39; Market value - $1,494,814) (Cost - $1,464,000)	0.010%	8/1/12	1,464,000	1,464,000
TOTAL INVESTMENTS — 128.8% (Cost — $529,008,184#)				548,435,255
Liabilities in Excess of Other Assets — (28.8)%				(122,796,031)
TOTAL NET ASSETS — 100.0%				$425,639,224

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	CHF	- Swiss Franc
	EUR	- Euro
	GBP	- British Pound
	HUF	- Hungarian Forint
	IO	- Interest Only
	MXN	- Mexican Peso
	PLN	- Polish Zloty
	ZAR	- South African Rand

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

Summary of Investments by Country †

United States	46.6%
Mexico	16.1
Brazil	10.4
Poland	6.7
South Africa	6.5
Hungary	6.0
Switzerland	2.4
Luxembourg	1.2
United Kingdom	1.0
Ireland	0.9
Sweden	0.4
Canada	0.4
Bermuda	0.3
Germany	0.2
Netherlands	0.1
Croatia	0.1
Puerto Rico	0.1
British Virgin Islands	0.1
Malaysia	0.1
Japan	0.1
Short-Term Investments	0.3
100.0%

†As a percentage of total investments. Please note that Fund holdings are as of July 31, 2012 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) was incorporated in Maryland on October 27, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations.  The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information

Notes to schedule of investments (unaudited) (continued)

generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$239,081,753	—	$239,081,753
Collateralized mortgage obligations	—	109,757,894	—	109,757,894
Corporate bonds & notes	—	191,736,485	—	191,736,485
Municipal bonds	—	6,395,123	—	6,395,123
Total long-term investments	—	$546,971,255	—	$546,971,255
Short-term investments†	—	1,464,000	—	1,464,000
Total investments	—	$548,435,255	—	$548,435,255
Other financial instruments:
Forward foreign currency contracts	—	$3,383,846	—	$3,383,846
Total	—	$551,819,101	—	$551,819,101

LIABILITIES
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$33,817	—	$33,817

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are

Notes to schedule of investments (unaudited) (continued)

commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to schedule of investments (unaudited) (continued)

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of July 31, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $33,817. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At July 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$22,595,891
Gross unrealized depreciation	(3,168,820)
Net unrealized appreciation	$19,427,071

At July 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Turkish Lira	HSBC Bank USA, N.A.	84,930,000	$47,241,572	8/9/12	$1,610,947
Mexican Peso	Citibank, N.A.	322,595,000	24,225,634	8/13/12	387,978
British Pound	UBS AG	146,059	228,992	10/5/12	2,308
Chilean Peso	HSBC Bank USA, N.A.	11,622,000,000	23,714,915	11/16/12	1,269,956
					3,271,189
Contracts to Sell:
British Pound	HSBC Bank USA, N.A.	1,755,000	2,751,509	9/13/12	(1,424)
British Pound	HSBC Bank USA, N.A.	140,000	219,494	9/13/12	(386)
Euro	HSBC Bank USA, N.A.	4,960,000	6,107,144	9/28/12	98,312
Euro	HSBC Bank USA, N.A.	1,035,000	1,274,374	9/28/12	(13,867)
Euro	Morgan Stanley & Co. Inc.	589,000	725,223	9/28/12	(302)
Euro	UBS AG	2,882,000	3,548,546	9/28/12	(5,825)
Euro	UBS AG	431,000	530,681	9/28/12	(6,371)
Swiss Franc	UBS AG	824,000	845,240	9/28/12	14,345
Euro	UBS AG	185,000	227,809	10/5/12	(1,125)
South African Rand	UBS AG	3,899,000	466,134	10/18/12	(3,718)
Canadian Dollar	HSBC Bank USA, N.A.	110,000	109,483	10/24/12	(799)
					78,840
Net unrealized gain on open forward foreign currency contracts					$3,350,029

Notes to schedule of investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2012.

Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Total

Foreign Exchange Risk	$ 3,383,846	$(33,817)	$ 3,350,029

During the period ended July 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$83,304,026
Forward foreign currency contracts (to sell)	27,962,528

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason BW Global Income Opportunities Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: September 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: September 26, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: September 26, 2012